                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001

I.    RECONCILIATION OF COLLECTION ACCOUNT:
       End of Period Collection Account Balance as of Prior Payment Date:                                      508,891.02
       Available Funds:
                   Contract Payments due and received in this period                                         4,698,350.31
                   Contract Payments due in prior period(s) and received in this period                        485,233.72
                   Contract Payments received in this period for next period                                   173,280.31
                   Sales, Use and Property Tax, Maintenance, Late Charges                                      143,728.55
                   Prepayment Amounts related to early termination in this period                               89,040.00
                   Servicer Advance                                                                            420,380.66
                   Proceeds received from recoveries on previously Defaulted Contracts                               0.00
                   Transfer from Reserve Account                                                                10,835.38
                   Interest earned on Collection Account                                                        26,881.82
                   Interest earned on Affiliated Account                                                         1,603.74
                   Proceeds from repurchase of Contracts per Contribution and Servicing
                   Agreement Section 5.03                                                                            0.00
                   Amounts paid per Contribution and Servicing Agreement Section 7.01
                  (Substituted contract < Predecessor contract)                                                      0.00
                   Amounts paid under insurance policies                                                             0.00
                   Any other amounts                                                                                 0.00

                                                                                                 ------------------------
       Total Available Funds                                                                                 6,558,225.51
       Less: Amounts to be Retained in Collection Account                                                      506,293.01
                                                                                                 ------------------------
       AMOUNT TO BE DISTRIBUTED                                                                              6,051,932.50
                                                                                                 ========================
       DISTRIBUTION OF FUNDS:
                   1.       To Trustee -  Fees                                                                      0.00
                   2.       To Servicer, any unreimbursed Nonrecoverable
                            Advances or Servicer Advances                                                     485,233.72
                   3.       To Noteholders (For Servicer Report immediately
                            following the Final Additional Closing Date)

                                   a) Class A1 Principal and Interest                                               0.00
                                   a) Class A2 Principal (distributed after A1
                                      Note matures) and Interest                                                    0.00
                                   a) Class A3 Principal (distributed after A2
                                      Note matures) and Interest                                            4,034,582.22
                                   a) Class A4 Principal (distributed after A3
                                      Note matures) and Interest                                              595,956.85
                                   b) Class B Principal and Interest                                           79,468.97
                                   c) Class C Principal and Interest                                          159,763.56
                                   d) Class D Principal and Interest                                          108,883.23
                                   e) Class E Principal and Interest                                          146,113.96

                   4.       To Reserve Account for Requirement per Indenture
                            Agreement Section 3.08                                                                  0.00
                   5.       To Issuer - Residual  Principal and Interest and
                            Reserve Account Distribution
                                   a) Residual Interest (Provided no Restricting
                                      or Amortization Event in effect)                                         64,366.18
                                   b) Residual Principal (Provided no Restricting
                                      or Amortization Event in effect)                                        125,201.52
                                   c) Reserve Account Distribution (Provided no
                                      Restricting or Amortization Event in effect)                             10,835.38
                   6.       To Servicer, Tax, Maintenance, Late Charges and Bank
                            Interest Earned and Any Other Amounts                                             172,214.11
                   7.       To Servicer, Servicing Fee and other Servicing
                            Compensations                                                                      69,312.80
                                                                                                    --------------------
       TOTAL FUNDS DISTRIBUTED                                                                              6,051,932.50
                                                                                                    ====================

                                                                                                    ---------------------
       End of Period Collection Account Balance {Includes Payments in Advance
         & Restricting Event Funds (if any)}                                                                   506,293.01
                                                                                                    =====================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                           $2,702,437.25
              - Add Investment Earnings                                                                         10,835.38
              - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                       0.00
              - Less Distribution to Certificate Account                                                        10,835.38
                                                                                                     ---------------------
End of period balance                                                                                       $2,702,437.25
                                                                                                     =====================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                  $2,702,437.25
                                                                                                     =====================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


   III.   CLASS A NOTE PRINCIPAL BALANCE
   Beginning Principal Balance of the Class A Notes
                                Pool A                                  129,063,660.65
                                Pool B                                   33,589,892.50
                                                                  ---------------------
                                                                                                                   162,653,553.15
   Class A Overdue Interest, if any                                               0.00
   Class A Monthly Interest - Pool A                                        760,130.97
   Class A Monthly Interest - Pool B                                        197,830.41

   Class A Overdue Principal, if any                                              0.00
   Class A Monthly Principal - Pool A                                     2,767,852.14
   Class A Monthly Principal - Pool B                                       904,725.55
                                                                  ---------------------
                                                                                                                     3,672,577.69
   Ending Principal Balance of the Class A Notes
                                Pool A                                  126,295,808.51
                                Pool B                                   32,685,166.95
                                                                  ---------------------
                                                                                                  --------------------------------
                                                                                                                   158,980,975.46
                                                                                                  ================================

   ---------------------------------------------------------------------------------------------------------------------------------
   Interest Paid Per $1,000                            Principal Paid Per $1,000                        Ending Principal
   Original Face $237,814,000                          Original Face $237,814,000                       Balance Factor
       $ 4.028196                                           $  15.443068                                  66.850974%
   ---------------------------------------------------------------------------------------------------------------------------------



   IV.   CLASS A NOTE PRINCIPAL BALANCE

   Beginning Principal Balance of the Class A Notes
                                Class A1                                                          0.00
                                Class A2                                                          0.00
                                Class A3                                                 63,602,553.15
                                Class A4                                                 99,051,000.00

                                                                             --------------------------

   Class A Monthly Interest                                                                                          162,653,553.15
                                Class A1 (Actual Number Days/360)                                 0.00
                                Class A2                                                          0.00
                                Class A3                                                    362,004.53
                                Class A4                                                    595,956.85

                                                                             --------------------------

   Class A Monthly Principal
                                Class A1                                                          0.00
                                Class A2                                                          0.00
                                Class A3                                                  3,672,577.69
                                Class A4                                                          0.00

                                                                             --------------------------
                                                                                                                      3,672,577.69
   Ending Principal Balance of the Class A Notes
                                Class A1                                                          0.00
                                Class A2                                                          0.00
                                Class A3                                                 59,929,975.46
                                Class A4                                                 99,051,000.00

                                                                             --------------------------
                                                                                                                  ------------------
                                                                                                                     158,980,975.46
                                                                                                                  ==================

   Class A3
   -----------------------------------------------------------------------------------------------------------------------
   Interest Paid Per $1,000             Principal Paid Per $1,000                           Ending Principal
   Original Face $65,098,000            Original Face $65,098,000                           Balance Factor
       $ 5.560916                            $ 56.416137                                      92.061162%
   -----------------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


            V.   CLASS B NOTE PRINCIPAL BALANCE

                       Beginning Principal Balance of the Class B Notes
                                                            Pool A                    2,200,223.89
                                                            Pool B                      572,632.13
                                                                           ------------------------
                                                                                                                 2,772,856.02

                       Class B Overdue Interest, if any                                       0.00
                       Class B Monthly Interest - Pool A                                 13,384.70
                       Class B Monthly Interest - Pool B                                  3,483.51
                       Class B Overdue Principal, if any                                      0.00
                       Class B Monthly Principal - Pool A                                47,179.30
                       Class B Monthly Principal - Pool B                                15,421.46
                                                                           ------------------------
                                                                                                                    62,600.76
                       Ending Principal Balance of the Class B Notes
                                                            Pool A                    2,153,044.59
                                                            Pool B                      557,210.67
                                                                           ------------------------
                                                                                                           -------------------
                                                                                                                 2,710,255.26
                                                                                                           ===================

       ----------------------------------------------------------------------------------------------------------------------------
       Interest Paid Per $1,000                         Principal Paid Per $1,000                                  Ending Principal
       Original Face $4,054,000                         Original Face $4,054,000                                   Balance Factor
               $ 4.160881                                     $ 15.441727                                           66.853854%
       ----------------------------------------------------------------------------------------------------------------------------

            VI.   CLASS C NOTE PRINCIPAL BALANCE
                       Beginning Principal Balance of the Class C Notes
                                                            Pool A                       4,399,666.76
                                                            Pool B                       1,145,045.28
                                                                                 ---------------------
                                                                                                               5,544,712.04

                       Class C Overdue Interest, if any                                          0.00
                       Class C Monthly Interest - Pool A                                    27,424.59
                       Class C Monthly Interest - Pool B                                     7,137.45
                       Class C Overdue Principal, if any                                         0.00
                       Class C Monthly Principal - Pool A                                   94,358.60
                       Class C Monthly Principal - Pool B                                   30,842.92
                                                                                 ---------------------
                                                                                                                 125,201.52
                       Ending Principal Balance of the Class C Notes
                                                            Pool A                       4,305,308.16
                                                            Pool B                       1,114,202.36
                                                                                 ---------------------
                                                                                                           -----------------
                                                                                                               5,419,510.52
                                                                                                           =================


  ---------------------------------------------------------------------------------------------------------------------------------
  Interest Paid Per $1,000                         Principal Paid Per $1,000                                  Ending Principal
  Original Face $8,107,000                         Original Face $8,107,000                                   Balance Factor
         $ 4.263234                                    $ 15.443631                                              66.849766%
  ---------------------------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


            VII.   CLASS D NOTE PRINCIPAL BALANCE

                       Beginning Principal Balance of the Class D Notes
                                                            Pool A                       2,933,371.49
                                                            Pool B                         763,436.52
                                                                                ----------------------
                                                                                                                       3,696,808.01

                       Class D Overdue Interest, if any                                          0.00
                       Class D Monthly Interest - Pool A                                    20,166.93
                       Class D Monthly Interest - Pool B                                     5,248.63
                       Class D Overdue Principal, if any                                         0.00
                       Class D Monthly Principal - Pool A                                   62,905.73
                       Class D Monthly Principal - Pool B                                   20,561.94
                                                                                ----------------------
                                                                                                                          83,467.67
                       Ending Principal Balance of the Class D Notes
                                                            Pool A                       2,870,465.76
                                                            Pool B                         742,874.58
                                                                                ----------------------
                                                                                                               ---------------------
                                                                                                                       3,613,340.34
                                                                                                               =====================


                       ---------------------------------------------------------------------------------------------------------
                       Interest Paid Per $1,000              Principal Paid Per $1,000                       Ending Principal
                       Original Face $5,405,000              Original Face $5,405,000                        Balance Factor
                              $ 4.702231                        $ 15.442677                                    66.851810%
                       ---------------------------------------------------------------------------------------------------------


            VIII.   CLASS E NOTE PRINCIPAL BALANCE
                       Beginning Principal Balance of the Class E Notes
                                                            Pool A                     3,666,519.16
                                                            Pool B                       954,240.88
                                                                             -----------------------
                                                                                                                  4,620,760.04

                       Class E Overdue Interest, if any                                        0.00
                       Class E Monthly Interest - Pool A                                  33,151.44
                       Class E Monthly Interest - Pool B                                   8,627.93
                       Class E Overdue Principal, if any                                       0.00
                       Class E Monthly Principal - Pool A                                 78,632.16
                       Class E Monthly Principal - Pool B                                 25,702.43
                                                                             -----------------------
                                                                                                                    104,334.59
                       Ending Principal Balance of the Class E Notes
                                                            Pool A                     3,587,887.00
                                                            Pool B                       928,538.45
                                                                             -----------------------
                                                                                                        -----------------------
                                                                                                                   4,516,425.45
                                                                                                        =======================


                       -----------------------------------------------------------------------------------------------------
                       Interest Paid Per $1,000                Principal Paid Per $1,000                    Ending Principal
                       Original Face $6,756,000                Original Face $6,756,000                     Balance Factor
                              $ 6.184039                          $ 15.443249                                 66.850584%
                       -----------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


            IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

                       Beginning Residual Principal Balance
                                                            Pool A                4,400,232.76
                                                            Pool B                1,145,203.98
                                                                           -------------------
                                                                                                        5,545,436.74

                       Residual Interest - Pool A                                    43,331.56
                       Residual Interest - Pool B                                    21,034.62
                       Residual Principal - Pool A                                   94,358.60
                       Residual Principal - Pool B                                   30,842.92
                                                                           -------------------
                                                                                                          125,201.52
                       Ending Residual Principal Balance
                                                            Pool A                4,305,874.16
                                                            Pool B                1,114,361.06
                                                                           -------------------
                                                                                                   ------------------
                                                                                                         5,420,235.22
                                                                                                   ==================


            X.   PAYMENT TO SERVICER

                        - Collection period Servicer Fee                                                    69,312.80
                        - Servicer Advances reimbursement                                                  485,233.72
                        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                  172,214.11
                                                                                                  --------------------
                       Total amounts due to Servicer                                                        726,760.63
                                                                                                  ====================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
                 Aggregate Discounted Contract Balance, as defined in Indenture
                 Agreement, at the beginning of the related Collection Period                                        146,663,674.73

                 Aggregate Discounted Contract Balance of Additional Contracts
                 acquired during Collection Period                                                                             0.00

                 Decline in Aggregate Discounted Contract Balance                                                      3,145,286.52

                 Aggregate Discounted Contract Balance, as defined in Indenture                                      --------------
                 Agreement, at the ending of the related Collection Period                                           143,518,388.21
                                                                                                                     ==============

                 Components of Decline in Aggregate Discounted Contract Balance:
                     - Principal portion of Contract Payments  and Servicer Advances         3,056,821.11

                     - Principal portion of Prepayment Amounts                                  88,465.41

                     - Principal portion of Contracts repurchased under Indenture
                       Agreement Section 4.02                                                        0.00

                     - Aggregate Discounted Contract Balance of Contracts that
                       have become Defaulted Contracts during the Collection Period                  0.00

                     - Aggregate Discounted Contract Balance of Substitute
                       Contracts added during Collection Period                                      0.00

                     - Aggregate Discounted Contract Balance of Predecessor
                       Contracts withdrawn during Collection Period                                  0.00

                                                                                            -------------
                              Total Decline in Aggregate Discounted Contract Balance         3,145,286.52
                                                                                            =============


POOL B
                 Aggregate Discounted Contract Balance, as defined in Indenture
                 Agreement, at the beginning of the related Collection Period                                         38,170,451.27

                 Aggregate Discounted Contract Balance of Additional Contracts
                 acquired during Collection Period                                                                             0.00

                 Decline in Aggregate Discounted Contract Balance                                                      1,028,097.22

                 Aggregate Discounted Contract Balance, as defined in Indenture                                       -------------
                 Agreement, at the ending of the related Collection Period                                            37,142,354.05
                                                                                                                      =============

                 Components of Decline in Aggregate Discounted Contract Balance:
                     - Principal portion of Contract Payments  and Servicer Advances           1,028,097.22

                     - Principal portion of Prepayment Amounts                                         0.00

                     - Principal portion of Contracts repurchased under Indenture
                       Agreement Section 4.02                                                          0.00

                     - Aggregate Discounted Contract Balance of Contracts that
                       have become Defaulted Contracts during the Collection Period                    0.00

                     - Aggregate Discounted Contract Balance of Substitute
                       Contracts added during Collection Period                                        0.00

                     - Aggregate Discounted Contract Balance of Predecessor
                       Contracts withdrawn during Collection Period                                    0.00
                                                                                              -------------
                                    Total Decline in Aggregate Discounted Contract Balance     1,028,097.22
                                                                                               ============

                                                                                                                     ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    180,660,742.26
                                                                                                                     ===============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


   XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS


            POOL A                                                                                       Predecessor
                                                     Discounted                     Predecessor          Discounted
            Lease #      Lessee Name                 Present Value                  Lease #              Present Value
            ----------------------------------       ---------------------          ------------------   -----------------------
                         NONE











                                                     ---------------------                               -----------------------
                                              Totals:               $0.00                                                 $0.00


                  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                $0.00
                  b) ADCB OF POOL A AT CLOSING DATE                                                             $211,061,551.13
                  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                        0.00%

   DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
   a)  Total discounted Contract Balance of Predecessor Receivables                     $0.00
   b)  Total discounted Contract Balance of Substitute Receivables                      $0.00
   c)  If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement Section 7.02                                  $0.00


   CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD               YES               NO     X
                                                                                        ---                     ---


                  POOL B                                                                                  Predecessor
                                                     Discounted                          Predecessor      Discounted
                  Lease #        Lessee Name         Present Value                       Lease #          Present Value
                  -------------------------------    --------------------                -----------      -------------
                                 NONE









                                                             ------------                                 ---------------
                                                  Totals:           $0.00                                           $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                              $         0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                     $59,182,173.57
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                  0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
          TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

   DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
   a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
   b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
   c)  If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement Section 7.02                                                $0.00


   CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
   COLLECTION PERIOD                                     YES           NO      X
                                                             ------       ------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING

                                                                                                          Predecessor
                                                                    Discounted           Predecessor      Discounted
     Lease #           Lessee Name                                  Present Value        Lease #          Present Value
     --------------------------------------------------------       -------------       -----------      -------------
     2841-001          Medical Imaging Co. Inc.                      1,121,500.51          2207-001       $  551,274.29
     2004383-1         Robert Wood Johnson University                  512,828.61          2207-002       $1,160,782.50
     2005209-2         Memorial Regional Medical Center                252,655.70          2207-003       $  181,136.33
                       Cash                                              6,208.31

                                                                    -------------                         -------------
                                                     Totals:        $1,893,193.13                         $1,893,193.12

     a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                      $  1,893,193.12

     b) ADCB OF POOL A AT CLOSING DATE                                                                    $211,061,551.13

     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.90%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                  $1,893,193.12
b)  Total discounted Contract Balance of Substitute Receivables                   $1,886,984.81
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                              $    6,208.31

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD            YES     X                   NO
                                 ---------                  -------

      POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                           Predecessor
                                                                        Discounted          Predecessor       Discounted
      Lease #    Lessee Name                                            Present Value       Lease #           Present Value
      ------------------------------------------------------------      ----------------    ------------      -------------
                 None





                                                                        -----------------                     -------------
                                                         Totals:        $0.00                                  $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                             $         0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                        $59,182,173.57
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
      THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
      BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD          YES                                NO     X
                               -------                        --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.     AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                                   TOTAL OUTSTANDING CONTRACTS
         This Month                              1,594,762.91             This Month                       180,660,742.26
         1 Month Prior                           1,711,565.88             1 Month Prior                    184,834,126.00
         2 Months Prior                          2,726,375.17             2 Months Prior                   192,746,749.06

         Total                                   6,032,703.96             Total                            558,241,617.32

         a) 3 MONTH AVERAGE                      2,010,901.32             b) 3 MONTH AVERAGE               186,080,539.11

         c) a/b                                         1.08%

2.       Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                      Yes            No    X
                                                                                                          -------        -----

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                                        Yes            No    X
                                                                                                          -------        -----
         B. An Indenture Event of Default has occurred and is then continuing?                        Yes            No    X
                                                                                                          -------        -----

4.       Has a Servicer Event of Default occurred?                                                    Yes            No    X
                                                                                                          -------        -----


5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                                             Yes            No    X
                                                                                                          -------        -----
         B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
              not remedied within 90 days?                                                            Yes            No    X
                                                                                                          -------        -----
         C. As of any Determination date, the sum of all defaulted contracts since the Closing date
              exceeds 6% of the ADCB on the Closing Date?                                             Yes            No    X
                                                                                                          -------        -----



6.       Aggregate Discounted Contract Balance at Closing Date         Balance $270,243,724.70
                                                                               ---------------


         DELINQUENT LEASE SUMMARY

              Days Past Due           Current Pool Balance          # Leases
              -------------           --------------------          --------
                    31 - 60                   5,813,669.50                39
                    61 - 90                     744,862.56                 8
                   91 - 180                   1,594,762.91                18



Approved By:
Lisa J. Cruikshank
Vice President